SCUDDER
                                                                     INVESTMENTS

Scudder International Fund

Barrett International Shares

Supplement to the currently effective prospectus
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The Board of Scudder International Fund (the "Fund") has approved the liquidation of the Barrett International Shares share class (the "Barrett Class") of the Fund effective on or about August 20, 2004 (the "Closing Date"). Accordingly, the Fund will redeem all outstanding shares of the Barrett Class (the "Shares") on the Closing Date. Shareholders may exchange into Class S shares of the Fund or redeem their shares prior to the Closing Date. Shareholders who elect to redeem their shares prior to the Closing Date will receive the net asset value per share as of their redemption date. Shareholders whose shares are redeemed by the fund on the Closing Date will receive the net asset value per share as of the Closing Date. The redemption of shares typically will be a taxable event for shareholders investing through taxable accounts. The exchange into Class S shares is not expected to be a taxable event.

In conjunction with approving the liquidation of the Barrett Class, the Board of the Fund further approved closing the Shares to new investments. Qualified Plans that currently offer the Shares as an investment option may continue to offer them to their participants until the Closing Date.











               Please Retain This Supplement for Future Reference


June 18, 2004
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